UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2013 (July 10, 2013)

UNI CORE HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Wyoming	0-3430	87-0418721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1207-1208 Bank of America Tower 12 Harcourt Road, Central, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  011-852-2827-6898

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

On July 10, 2013 the registrant announced that it had completed the acquisition (the “Acquisition”) of 51% of Shaanxi Prosperous Agriculture Co., Ltd. (“SPA”), an agricultural products wholesale company located in Xi’an City, Shaanxi Province of China.  The transaction was completed through its subsidiary IMOT Information Technology (Shenzhen) Limited.  As part of the transaction the registrant loaned 4.85 million RMB to SPA.  SPA specializes in market segment where customers can buy the company’s products through local stores in the agricultural products network.  SPA will remain a subsidiary of UCHC after its acquisition.  The Acquisition was final upon completion of an audit.

On December 21, 2009 the registrant entered into an Investment Cooperation Agreement with the shareholders of SPA to acquire approximately 51% of SPA in consideration for 11,000,000 registrant common shares.  The transaction took the registrant longer than anticipated to complete.  In January, 2011 the registrant closed a first tranche and acquired approximately 21% of SPA by issuance of 4,000,000 shares of registrant common stock to the persons in the table below.

Name	No. of shares
Wang Fei	2,232,000
Wu Qiang	1,116,000
Zhao Jing Jing	372,000
China Equity Platform Holding Group Limited	160,000
Star Fair Ventures Corporation	120,000

On March 23, 2012 the registrant closed a second tranche and acquired another 30% of SPA by issuance of 7,000,000 shares of registrant common stock to the persons in the table below.  Despite such issuance the transaction did not close until recently following completion of an audit.

Name	No. of shares
Wang Fei	3.906,000
Wu Qiang	1,953,000
Zhao Jing Jing	651,000
China Equity Platform Holding Group Limited	280,000
Star Fair Ventures Corporation	210,000

The issuance of the securities described above was made in reliance upon Rule 506 and Section 4(2) of the Securities Act of 1933.  These securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The issuance of these unregistered securities were made in order to effect the transaction.  This current report is neither an offer to sell, nor a solicitation of offers to purchase, securities.

Item 9.01

Financial Statement and Exhibits.

Exhibit 99.2(a) - The audited financial statements of Shaanxi Prosperous Agriculture Co. Ltd. and Xi’an Zoyo Management and Consulting Co., Ltd. for the years ended December 31, 2012 and 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2013

UNI CORE HOLDINGS CORPORATION

By:

/Thomas Lee/

Thomas Lee, Chief Financial Officer

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